CERTlFICATE OF I NSURANCE

This is to certifY that the following policy(s), subject to the terms, conditions, limitations and endorsements contained therein, and during their effective period, have been issued by the insurance company(s) listed below. NOTE: The inclusion of persons or entities as "Insureds" only applies to that persons' or enlities' contingent liability arising out of the operations of the Named Insured, which are the subject of coverage under a policy or policies referenced herein, unless otherwise noted.

CERTIFICATE HOLDER:  				NAMED INSURED:
Wayne County Airport Authority  		Baltia Air Lines, Inc.
Detroit Metropolitan Wayne County Airport  	Building 151, Room 361
L.C. Smith Terminal  				JFK International Ailport
Delroit. MI 48242  				Jamaica, NY 11430

This will confirm that the policies, as generally described below, are subject to all terms, conditions and exclusions conrained in such policies issued to the insured.

COVERAGE: Airport Premises Liability

POLICY PERIOD: 12:01 A.M. December 26. 2012 to 12:01 A.M. Decemba 26, 2013

INSURER & POLICY 	Star Insurance Company Inc., AC 0763844
NUMBER:

LIMITS OF LIABILITY: 	$10,000,000. Combined single limit each occurrence

DESCRIPTION OF INSURANCE:
The Certificate holder is included as an insured and shall be provided 30 days notice of cancellation, 10 days in the event of non-payment.

Certificate Number: 003
Date of Issue: 12/28/2012

____(signature)________________[]seal]_______
Authorized Representative
Aviation Risk Management Associates, Inc.
377 W. Virginia St. Crystal Lake, IL 60014
P. 815-356-8811 F. 815-356-8822